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                                                                    Exhibit 10.7


                              FACTORING AGREEMENT
                                (DAILY BALANCES)







Republic Factors Corp.
452 Fifth Avenue
New York, New York 10016

                            Re:      Jenna Lane, Inc.
                                     1407 Broadway
                                     New York, New York 10018


Gentlemen:

         We hereby request that you act as our sole factor, effective as of the date of your acceptance hereof, upon the terms and conditions set forth below:

         1. A. We agree that we will do all of our business through you as our sole factor and hereby assign and sell to you as absolute owner all Receivables. As used herein, the term "Receivables" shall mean and include all accounts, and all other obligations of customers of ours arising out of the sale and delivery of goods by us or the rendition of services by us, whether now existing or hereafter created. We represent and warrant that each and every Receivable now or hereafter assigned to you will be a bona fide and existing obligation of a customer of ours, owned by and owing to us, arising out of the sale and delivery of goods by us or the rendition by us of services as aforesaid, free and clear of any and all deductions, Disputes (as defined in paragraph 8. below), liens, security interests and encumbrances.

            B. You agree to (i) purchase and hereby do purchase, without recourse to us except as set forth hereinafter, all Receivables approved by you in accordance with paragraph 2. below and which are promptly assigned to you, and (ii) assume the risk of non-payment on such Receivables, which nonpayment is due solely to the financial inability of our customer, whose credit standing you will have approved in advance in accordance with paragraph 2. below, to make payment in accordance with the terms of the invoice provided the customer has, prior to the expiration of the payment terms of the invoice, and thereafter received and finally accepted the merchandise or services giving rise to such Receivables without any Dispute.

            C. Receivables not covered by the provisions of paragraph 1.B. above, in whole or in part, shall be assigned to, and purchased by you with full recourse to us in the event of non-payment thereof or in the


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event of a Dispute.



            D. In addition, we hereby sell, assign and transfer to you all of our right, title and interest in and to the merchandise the sale of which resulted in creation of Receivables and in all such merchandise that may be returned by customers and all causes of action and rights in connection therewith which we now have or may hereafter acquire including our rights of reclamation, replevin and stoppage in transit and as an unpaid vendor of merchandise or services as a lienor. We hereby agree upon your instruction to promptly take any and all action necessary for you to enforce your rights of reclamation, replevin and stoppage in transit and in the event of our failure to do so, you shall be authorized to exercise any such right in our name or in any manner you deem appropriate. Any merchandise so recovered shall be treated as returned merchandise, and shall be set aside, marked with your name and held for your account. We shall notify you promptly of all such returned merchandise.



         2. No purchase of any Receivable by you shall be deemed to be made pursuant to paragraph 1.B. above unless the sale of merchandise or rendition of services by us resulting in such Receivable shall have been made with your prior written approval of the amount and terms of such sale or rendition of services and the credit standing of our customer, and you shall have the right to withdraw such approval at any time before actual delivery of such merchandise or rendition of such services. Each credit approval shall be automatically withdrawn in the event the terms of sale are changed or in the event the shipment of goods or rendition of services shall not be made or performed within thirty (30) days from the completion date specified in the credit approval or within thirty (30) days from the date of the credit approval, if no completion date is specified. When a credit approval specifies special terms and conditions, the credit approval shall be deemed automatically withdrawn when such special terms and conditions are not complied with. You shall not be liable in any manner or respect for refusing to accept or approve any Receivable or the credit standing of any customer of ours or for withdrawing any approval as provided in the preceding sentence.



         3. On the face of all bills and invoices for all Receivables assigned to and purchased by you hereunder shall be placed the following legend: "This Receivable is assigned to, owned by and payable only to: REPUBLIC FACTORS CORP. at P.O. BOX 7777, W8720, PHILADELPHIA, PA. 19175 OR DEPT. 49941, LOS ANGELES, CA. 90088, whichever is nearer. Any objection to this invoice must be reported to Republic Factors Corp. at 452 Fifth Avenue, New York, N.Y. 10018.



         4. A. The "Purchase Price of Receivables" shall be the net amount of Receivables less the amount of your commission described in paragraph 6. below. As used herein "net amount" of Receivables shall mean the gross amount of said Receivables less returns, discounts (based upon shortest or longest payment terms, as you may elect), credits or allowances of any nature at any time issued, owing, claimed by customers, granted or outstanding. Trade and cash discounts shall



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be considered applicable to postage, freight and incidental charges, as well as to the price of the goods.

            B. Discounts to customers, at your option, may be calculated on any of the stated terms. The Purchase Price of Receivables shall be payable to us on the Collection Date. For the purpose hereof, the term "Collection Date" shall mean the earlier of (a) 5 business days after receipt by you of payment of the Receivables or (b) 150 days after the due date of the Receivable in question, provided that no Dispute has been raised with respect to such Receivable, and provided that such Receivable has been credit approved by you, ("Deems Paid Provision"). Moreover, Receivables created under paragraph 1.C. shall not be subject to the Deems Paid Provision.

            C. You may, in your sole discretion, make advances to us from time to time at our request. In your sole discretion you shall withhold a reserve against the Purchase Price of Receivables, and you may revise such reserve from time to time, as a protection to you against all possible returns, claims, allowances, expenses, indebtedness owing by us to you or any other contingencies.

            D. As security for any and all "Obligations" (as defined below), you shall be entitled to hold and we hereby grant to you a continuing general lien upon, security interest in and to, and right of set off on or against any of the following (collectively, the "Collateral"): All Receivables whether or not specifically assigned to you and all of our reserves and all of our present and future instruments, documents, contract rights, notes, bills, chattel paper, all other forms of obligations owing to us, all general intangibles (including without limitation all tax refunds, proceeds of insurance, bank and other deposit accounts, trade names, trademarks, trade secrets, customer lists, and all other licenses, rights, privileges and franchises), all balances, sums and other property at any time to our credit or in your possession or in the possession of any of your Affiliates (as defined in paragraph 11. below), together with all merchandise the sale of which resulted in the creation of Receivables and in all such merchandise that may be returned by customers and all books and records relating to any of the foregoing. We represent and warrant to you that we now have, and shall at all times continue to have, good and marketable title to all of the Collateral, free and clear of any and all liens, security interests and encumbrances. As used herein, the term "Obligations" means and includes all loans, advances, indebtedness, liabilities, debit balances, covenants and duties and all other obligations of whatever kind or nature at any time or from time to time owing by us to you or any of your Affiliates, whether fixed or contingent, no matter how or when arising and whether under this or any other agreement or otherwise and including all obligations for purchases made by us from any other concern factored by you, together with any applicable late payment interest due with respect to such purchases. You shall have the right and are hereby irrevocably authorized to charge to our account the amounts of any and all Obligations and, upon the demand of any of your Affiliates or clients, to pay over to such Affiliate or clients any amounts owing to them by us.


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We shall execute and deliver to you all financing statements and other documents and instruments that you may request to perfect, protect or establish your security interest hereunder and we authorize you to execute and file any financing statements covering such security interest without our signature or, if you so elect, signed in our name by you, and you are hereby irrevocably appointed our attorney-in-fact to do so. You shall be entitled to have our account with all costs and expenses incurred by you in connection with the preparation, execution, administration and enforcement of this Agreement, or to enforce any of the Obligations, or in the prosecution or defense of any action, involving you or us, concerning any matter growing out of or in any manner relating to this Agreement, the Receivables or other Collateral or any Obligation whatsoever including, without limitation, all reasonable fees and expenses of your attorneys, and all fees and costs in connection with public record searches and filings, accounting fees, investigation fees, periodic field examination fees and expenses and all other costs and expenses with respect thereto, whether or not a legal action is commenced by or against us, and if such action is commenced, whether or not judgment is obtained. Moreover, you shall similarly be entitled to such attorneys' fees in the event of any state court insolvency proceeding or federal bankruptcy proceeding. Recourse to security or any Collateral shall not at any time be required and we shall at all times remain liable for the repayment on demand to you of all loans and advances to or for our account and of all other Obligations at any time or from time to time owing to you or any of your Affiliates.



         5. A. i) Interest on all sums advanced and charged to us or to or for our account shall be calculated on the daily balance of all monies remitted, paid or otherwise advanced to us by you or for our account including all fees and commissions net of all payments received by you from us including the Purchase Price of Receivables purchased by you hereunder and which is credited to our account on the Collection Date.



               ii) In the event any sums are paid or credited to us by you in error, then, without limiting the generality of the foregoing, you may in your discretion deduct said sum from the funds payable to us on the next Collection Date. Any such sums paid or credited to us in error shall bear interest, from the date the sum was paid or credited to us to the date correction is made on your records, at the interest rate set forth in Section 5.B. below. In the event you do not credit our account with a payment on a Receivable which you receive whether by error, or because it was a payment for less than a full invoice amount (which payments are not credited until the full invoice amount is paid), or because the payment was unidentified, then the payment received by you shall bear interest, at the rate set forth in Section 5.B. below, from the date of deposit to the date the adjustment is made to our account. For purposes of computing the Collection Date for such payments, the payment shall be deemed received by you on the date such adjustment is made, and the Purchase Price for the Receivable shall be remitted to us on the following Collection Date.



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            B. All interest charges to our account shall be at one and one-half percent (1 1/2%) above the reference rate of Republic National Bank of New
York ("Republic Reference Rate"), computed on the basis of a 360-day year for the actual number of days elapsed and charged to our account at the end of each month. The term "Republic Reference Rate" shall mean the lending rate announced by Republic National Bank of New York from time to time as its reference rate. The interest rate in effect during each calendar month shall be based on the Republic Reference Rate in effect on the last business day of the preceding calendar month.

            C. You will send us a monthly statement of account after the end of each month. Unless you receive our written exceptions to any monthly accounting rendered by you within thirty (30) days after such accounting is rendered, such monthly accounting shall constitute an account stated and be deemed accepted by us and shall be conclusive and binding upon us.

            D. If funds remain with you past the Collection Date which creates a balance in our favor in our account with you ("Matured Funds"), you shall pay us interest on such Matured Funds at a rate per annum equal to 3% below the Republic Reference Rate.

            E. We may from time to time give you oral, telephonic and/or written instructions to disburse monies out of our factoring account; such requests may be made by any of our officers, employees or agents and you shall have no obligation to verify that any such request is authorized or proper.

         6. A. As compensation for your services as factor hereunder, we agree to pay to you a factoring commission equal to (.75%) of the gross amount of each bill or invoice, whether or not specifically assigned to you. Your factoring commission as so calculated shall be charged to our account as of the fifteenth
(15th) day of the month in which the Receivable was created and shall be deducted from the Purchase Price payable on such Collection Date in the following month as you shall select. If sufficient funds are not available on a Collection Date to pay the commissions for the prior month in full, then the unpaid balance will be deducted from the Purchase Price payable on such subsequent Collection Date(s) as you shall select.

            B. Commissions payable to you hereunder are based upon our usual and regular terms which do not exceed sixty (60) days. On all Receivables on which additional terms or dating are granted, your commissions thereon shall be increased at the rate of one-quarter of one percent of the gross amount of the invoice for each additional thirty (30) days or fraction thereof by which our regular terms are extended. No such increase in terms or dating, however, shall be granted without your prior written approval. A minimum factoring commission on each invoice shall be $5.00. Each month you shall charge our account with the greater of (i) $2,500, or (ii) the amount of the factoring commission at the rate provided for herein based upon the actual aggregate gross amount of all bills or invoices factored by you in each such month. We will issue credits only with your


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prior written approval and only the customer may claim allowances, discounts and credits. All credits for full invoice amounts shall be assigned by us to you.



            C. We may from time to time request that you credit approve sales made by us to Debtors-in-Possession operating under Chapter 11 of the Bankruptcy Code ("DIP Sales"). On all such DIP Sales credit approved by you, you shall be entitled to a factoring commission, in addition to the regular factoring commission charged by you, in an amount to be determined by you from time to time.



         7. We will provide you with an assignment and schedule of Receivables sold and assigned to you in form satisfactory to you. All invoices shall be mailed by us to our customers at our sole expense. We will give you copies of all invoices, together with such proof of shipment or delivery as you may from time to time require. The issuance of or any billing by us of such invoices, shall constitute an assignment thereof to you for the Receivables represented thereby, whether or not we execute any other specific instrument of assignment. Notwithstanding the foregoing, you shall no longer assume the credit risk as provided in paragraph 1.B. above if we do not supply you with a schedule and assignment of Receivables within ten (10) days of the creation of the Receivables involved and the risk of loss with respect to such Receivables shall immediately revert to and be assumed by us without any act on your part to effect the same.



         8. We hereby further warrant to you that the customer in each instance has received and will accept the merchandise sold or the services rendered and the invoice therefor, and will pay the same as and when due without any Dispute. As used herein, the term "Dispute" shall mean and include any dispute, claim, offset, defense or counterclaim, regardless of whether the same is in an amount greater than, equal to or less than the Receivables concerned. whether bona fide or not, and regardless of whether the same, in part or in whole, relates to unpaid Receivables or other Receivables, and whether or not such Dispute arises by reason of an Act of God, civil strife, war, currency restrictions, foreign political restrictions or regulations, or the like. We will notify you promptly of, and, at our own cost and expense, including attorneys' fees, shall settle all Disputes and will pay you promptly the amount of the Receivables affected thereby. Any Dispute not settled by us by the sixtieth (60th) day next following the maturity of the invoice affected thereby may, if you so elect, be settled, compromised, adjusted or litigated by you directly with the customer or other complainant for our account and risk and upon such terms and conditions as you in your sole discretion deem advisable. You may also in your discretion take possession of and sell or cause the sale of any returned or recovered merchandise, at such prices, upon such terms and to such purchasers as you deem proper (including, in the event of any public sale, yourself) and in any event to charge the deficiency costs and expenses thereof, including attorneys' fees, to us. In addition to all other rights to which you are entitled hereunder, whenever there is any Dispute, or if any unapproved Receivable is unpaid at its maturity, you may reduce the amount of our Receivables balance (and



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charge our loan account if you have previously paid us the purchase price) by the amount of the Receivable so affected or unpaid (as well as all other Receivables due and owing from that customer) at any time (a "Chargeback"). Such Chargeback shall not be deemed nor shall it constitute a reassignment to us of the Receivable affected thereby, and title hereto and to the merchandise represented thereby shall remain in you until you are fully reimbursed. Regardless of the date or dates upon which you charge back the amount of any Receivable with respect to which there is any Dispute, or the amount owing from a customer which has raised any Dispute, we agree that immediately upon the occurrence of any such Dispute, any obligation you may otherwise have had hereunder to bear the risk of loss with respect to such Receivable shall cease and such obligation shall immediately revert to and be assumed by us without any act upon your part to effect the same.

         9. A. If any remittances are made directly to us, we shall hold the same in trust for you as your property and immediately deliver to you the identical checks, monies or other forms of payment received, and you shall have the right to endorse our name on any and all checks or other forms of remittances received if such endorsement is necessary to effect collection. We agree that we will hold at our offices and be fully responsible to you for any and all shipping receipts evidencing delivery of goods regarding Receivables factored by you. Such shipping evidences held by us shall be available for your inspection and for delivery to you at your request at any time. B. We further agree to make our records, files and books of account, including, but not limited to, any and all invoices, shipping or transport documents, ledgers, journals, checkbooks, correspondence, memoranda, copies of correspondence and memoranda, microfilm, microfiche, computer programs and records, source materials, tapes and discs (collectively "Documents"), available to you on request and that you may visit our premises during normal business hours to examine such Documents and to make copies or extracts thereof and to conduct such examinations as you deem necessary. You shall be entitled to charge our account a fee of $500.00 for each day or part thereof in which the examination is conducted, plus out-of-pocket expenses you incur as a result of conducting such examinations.

            C. You shall charge our factoring account $15.00 in connection with each disbursement of monies from our factoring account, whether made by check, electronically, or otherwise.

            D. We shall be entitled to receive, at no cost to us, one (1) Client Detail Aged Trail Balance for each month. For each additional Client Detail Aged Trial Balance requested by us in that month, you shall charge our account for $100.00, for each such additional report.

            E. If you, at our request and on our behalf, in your sole discretion, file a proof of claim in any insolvency proceeding with respect to a Receivable which is not at your credit risk (a "DR Claim") or forward such a DR Claim to a collection agency or attorney for collection,


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you shall charge our account with an amount equal to ten (10%) percent of the DR
Claim at the time such DR Claim is filed or forwarded and any other expenses or charges incurred by you thereafter shall be charged to our account.

             F. You may modify the charges set forth in Sections 9, B, C, D, and E above, from time to time, on not less than thirty (30) days prior written notice to us.

         10. Any state, city, local or federal sales or excise taxes on sales of Receivables hereunder and any payroll taxes, state disability premiums, premiums for workman's compensation insurance and unemployment taxes shall be timely paid by us, but if you should make any payment of any thereof, we will repay the same to you upon demand.

         11. As used herein, an "Affiliate" shall mean and include any person, firm or corporation controlling, controlled by or in common control with you and/or any subsidiary or parent corporation of yours.

         12. We hereby warrant our solvency (which warranty shall be continuing throughout the term of this Agreement), and hereby agree that we are not entitled to and shall not pledge your credit for any purpose whatsoever. This Agreement is the complete agreement between the parties hereto and is entered into for the benefit of said parties, their successors and assigns, and cannot be changed, modified or terminated orally except that we shall not assign or hypothecate our rights under this Agreement to any other person, firm, corporation or entity without your prior written consent. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege or option, and no waiver whatever shall be valid unless in writing signed by you and then only to the extent a waiver is therein set forth. This Agreement is made in the State of New York and shall be governed by and construed in accordance with the laws of said State.

         13. A. This Agreement shall continue in full force and effect for a period of two years from the effective date hereof and every two years thereafter unless terminated by you or unless we notify you of our desire to terminate this Agreement effective at the end of each such two year period by giving you at least sixty (60) days prior written notice. You shall have the right to terminate this Agreement at any time upon sixty days' prior written notice. Termination shall be effective by the mailing by certified mail, return receipt requested of a letter of notice addressed by either of us to the other specifying the date of termination. Notwithstanding the foregoing, you may terminate this Agreement without notice upon the occurrence of any Event of Default. On termination for any reason, all Obligations shall, unless and to the extent that you otherwise elect, become immediately due and payable without notice or demand. Any of the following events shall constitute "Events of Default" hereunder: we fail to pay or perform any Obligation owing to you or any of your Affiliates when due or commit any breach of or default in the performance of any agreement contained herein or in any


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
instrument or document delivered pursuant hereto or in any other agreement, instrument or document under which we are obligated to you or any of your Affiliates; we as principal, guarantor, surety or other party liable upon any Obligation make any false or untrue representation to you or any of your Affiliates in connection with this Agreement or any transaction relating hereto or in connection with any Obligation; any partner (if we are a partnership) shall die or otherwise withdraw from the partnership; any guarantor, surety or other party liable upon any Obligation shall die; we (if a corporation) shall be dissolved or become a party to any merger or consolidation without your prior written consent; if we are a corporation, the persons who are in control of us shall change, or we become insolvent or unable to meet our debts as they mature, or we file or have filed against us a petition under the Bankruptcy Code or otherwise seek a rearrangement or restructuring of our indebtedness.

             B. Notwithstanding any termination hereof, this Agreement shall nevertheless continue in full force and effect as to, and be binding upon us, after any termination, until we have fully paid, performed and satisfied all of the Obligations, no matter how or when arising and whether under this or any other agreement.

         14. Upon the occurrence of any Event of Default, you shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all Collateral, such rights and remedies being in addition to all of your other rights and remedies provided for herein, and further, you may, at any time or times, after the occurrence of any such Event of Default, sell and deliver any and all other Collateral held by you or for you at public or private sale, in one or more sales or parcels, at such prices and upon such terms as you may deem best, and for cash or on credit or for future delivery, without your assumption of any credit risk, and at public or private sales, as you may deem appropriate. If reasonable notice of the time and place of such sale is required under applicable law, such requirement shall be met if any such notice is mailed, postage prepaid, to our address shown on the cover page hereof, or the last shown address in your records, at least five
(5) days before the time of the sale or disposition thereof. You may be the purchaser at any sale, if it is public, free from any right of redemption, which we also hereby expressly waive. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees and disbursements, and then to the payment (in such order as you may elect) of all Obligations. You will return any excess to us and we shall remain liable to you for any deficiency. Your rights and remedies under this Agreement will be cumulative and not exclusive of any other rights or remedies which you may otherwise have.

         15. We agree to furnish you with balance sheets, statements of profit and loss, financial statements and such other information regarding our business affairs and financial conditions as you may from time to time require, and in any event, a statement of our financial position for each fiscal year prepared and certified by our regularly engaged Certified Public


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
Accountant. All such statements Shall fairly present our financial condition as of the dates, and the results of our operations for the periods, for which the same are furnished.

         16. A. This Agreement is made in the State of New York and shall be governed by and construed in accordance with the laws of said State, without regard to conflict of laws principles.

             B. WE AGREE THAT ANY, DISPUTE, CLAIM OR CONTROVERSY BETWEEN YOU AND US, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("CLAIM" OR "CLAIMS") SHALL, AT YOUR ELECTION, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH. Such election may be made at any time prior to the commencement of a judicial proceeding by you, or in the event of a judicial proceeding instituted by us at any time prior to the last day to answer and/or respond to a summons and/or complaint made by us (or within thirty (30) days after the rendition of an order on any motion by you based upon the statute of limitations). The provisions of this paragraph apply to and include all claims arising out of or in connection with i) this Agreement or any related agreements or instruments, ii) all past, present and future agreements involving you or us,
iii) any transaction related to this Agreement and all past, present and future transactions involving you and us, and iv) any aspect of the past, present or future relationship between you or us. You may elect to require arbitration of any Claim with us without thereby being required to arbitrate all Claims between you and us. Any such Claim shall be resolved by binding arbitration in accordance with the Arbitration Law of the State of New York and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to this paragraph, the arbitrator is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party nor shall the arbitrator have the power or authority to alter or modify any express provision of this Agreement or any other agreement heretofore or hereafter entered into between us, all of which agreements are hereby incorporated in this arbitration provision. Judgment upon the arbitration award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the party shall select an arbitrator in the manner provided in this paragraph. No provision of, nor the exercise of any rights under this paragraph shall limit your rights i) to foreclose against collateral pursuant to applicable provisions of the Uniform Commercial Code or otherwise herein pursuant to applicable law, ii) to exercise self-help remedies including, but not limited to, set off and repossession or


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iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including, but not limited to, injunctive or mandatory relief. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver by you, even if you are a plaintiff to submit the Claim to arbitration if you would otherwise have such right. Whenever an arbitration is required under this paragraph, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any Claim of $100,000.00 or less and he or she shall be a Certified Public Accountant with at least five years experience. Where a Claim of any party exceeds $100,000.00, the Claim shall be decided by a majority of three arbitrators, at least two of whom shall be Certified Public Accountants (at least one of whom shall have not less than five years experience). The arbitrator shall have the power to award recovery of all costs and fees (including attorney's fees, administrative fees, arbitrator's fees and, if applicable, court costs) to the prevailing party. In the event of any Claim governed by this paragraph, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees.

             C. We agree that any claim or cause of action by us against you, or any of your directors, officers, employees, agents, accountants or attorneys, based on, arising from or relating in any way to this Agreement, or any supplement or amendment hereto, or any other present or future agreement between us, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter whatsoever shall be barred unless asserted by us by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such Claim or cause of action, or any part thereof, is based, and the service of a summons and complaint upon one of your officers, within thirty (30) days thereafter. We agree that said one year period is a reasonable and sufficient time for us to investigate and act upon such Claim or cause of action. Said one year period shall not be waived, tolled or extended except by specific written consent by you.

             D. In performing your obligations under this Agreement, you shall be liable to us for only your gross negligence or willful misconduct. No person or entity shall be a third party beneficiary of any of our rights or claims under this Agreement and in particular, but not by way of limitation, you shall not be liable to any third party or for any act or omission by you or any third party including, without limitation, the inability or failure of any third party to effect a transfer in accordance with our instructions due to mechanical, computer or electrical failures or for any other reasons beyond your control. You shall have no obligation to pursue, or assist us in pursuing, any claim we may have against any third party. In no event, shall you be liable for special, punitive, indirect or consequential damages, nor shall any action or inaction on your part, constitute a waiver by you or any cause of action or defense.

             E. You and we each here waive the right to trial by jury in any action based upon, arising from, or in any way relating to: (i) this Agreement, or any supplement hereto; or (ii) any other present or future instrument or agreement between you and us; or (iii) any conduct, acts or omissions by you or us or any of your respective directors, officers, employees, agents, attorneys or any other persons affiliated with you or us; in each of the foregoing cases, whether sounding in contract or tort or otherwise. As a material part off the consideration to you to enter into this Agreement, we (1) agree that, at your option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to this Agreement shall be litigated exclusively in the Supreme Court of the State of New York located within New York County, New York, (2) consent to the jurisdiction of such court and consent to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and
(3) waive any and all rights to transfer or change the venue of any such action or proceeding to any court located outside New York County, New York.

             F. This Agreement and the other written documents previously or now executed in connection herewith are the entire and only agreements between us with respect to the subject matter hereof, and all oral representations, agreements and undertakings, previously or contemporaneously made, which are not set forth herein or therein, are superseded hereby and thereby. The provisions of this paragraph shall survive any termination of this Agreement.

Very truly yours,

JENNA LANE, INC.





By: /s/ Mitchell Dobies
   -------------------------------

Title:  President
      ----------------------------

ATTEST:

/s/ Ed Bryant Treasury Secretary
----------------------------------

                            [SEAL]







ACCEPTED AT NEW YORK,
NEW YORK



ON March 17, 1995
   --------------


REPUBLIC FACTORS CORP.


By: /s/ Jeffrey Kremberg
   -------------------------------
Title: Vice President
      ----------------------------

[REPUBLIC FACTORS LETTERHEAD]





June 14, 1996


Jenna Lane, Inc.
1407 Broadway
New York, New York 10018

Gentlemen:

Reference is made to your Factoring Agreement dated March 17, 1995 as amended (the "Agreement"). You have requested and we hereby agree, subject to your acceptance below to amend the Agreement as follows:

1.       Section 9.C is eliminated in its entirety.

2. Section 6.B is hereby amended by eliminating in its entirety the fourth sentence of said Section.

3.       Section 6.C is amended in its entirety and replaced with the following:
         "We may from time to time request that you credit approve sales made by us to Debtors-in-Possession operating under Chapter 11 of the Bankruptcy Code ("DIP Sales"). We agree that any such credit approval by you of DIP Sales shall be subject to a supplemental factoring commission of 1% in addition to the regular factoring commission charged by you. Notwithstanding the foregoing, credit approvals by you of DIP Sales to Perrie Stores Inc. shall be subject to a supplemental factoring commission of 2% in addition to the regular factoring commission charged by you.

Except as modified herein all terms and conditions of the Agreement shall remain in full force and effect.

Please indicate your acceptance by your signature below.

Very truly yours,


/s/ Jeffrey Kremberg


Jeffrey Kremberg
Vice President

ACCEPTED & AGREED

Jenna Lane, Inc.



By: /s/ Mitchell Dobies
   --------------------------------

[REPUBLIC FACTORS LETTERHEAD]




April 15, 1996



Jenna Lane, Inc.
1407 Broadway
New York, NY 10018

                                       RE: KMART CORPORATION ("KMART")

Gentlemen:


This will confirm that notwithstanding anything to the contrary contained in our Factoring Agreement, any Receivables assigned to us by you from Kmart for which we have assumed the credit risk with approvals commencing on April 15, 1996, including but not limited to the attached listing of invoices ("Kmart Receivables"), are subject to the following additional terms and conditions, which by your signature below you agree shall apply to all Kmart Receivables:



1. Republic Factors Corp.'s ("RFC") obligations with respect to the risk of nonpayment of a Kmart Receivable due solely to the financial inability of Kmart to make a payment on the due date of the Kmart Receivable shall be limited to 75% of the net amount of any such Kmart Receivable for all approvals given by RFC from 11/28/95 to 1/31/96 and limited to 70% from 2/1/96 to 2/14/96 and limited to 60% from 2/15/96 to 3/15/96 and 70% of such net amount for all approvals given on or after the date hereof (the "Agreed Portion") and the remaining portion of such Kmart Receivable shall be treated as not approved by RFC and RFC shall purchase the remaining portion of such Kmart Receivable with full recourse to you. Each credit approval shall be automatically withdrawn in the event the terms of sale are changed without RFC's written approval or in the event the shipment of goods or rendition of services shall not be made or performed within fifteen (15) days from the completion date specified in the credit approval or within fifteen
         (15) days from be date of the credit approval, if no completion date is specified. RFD may in its sole discretion hold as a reserve the full amount of such remaining unapproved portion.



2. Any and all recoveries received in connection with or related to any Kmart Receivable (or may claim related thereto) shall be retained by and be for the account of RFC, except if and to the extent RFC has recovered in full the Agreed Portion of any Kmart Receivable plus any and all expenses incurred by RFC in connection with obtaining such Agreed Portion, including legal fees and expenses, any additional amounts net of any such additional expenses ("Net Additional Amounts") actually received by RFC shall be paid over to you promptly after RFC's receipt thereof.



3. Nothing contained herein, in our Factoring Agreement or otherwise, shall create any principal or agency relationship between you and RFC, or create any fiduciary relationship on the part of RFC refrain from taking any legal or other action with respect to any Kmart Receivable. RFC's present intention with respect to any "claim" in respect of Kmart Receivables, within the meaning of Section 101(5) of the United States Bankruptcy Code, should Kmart become a debtor under the United States Bankruptcy Code, is to sell such claim (although RFC shall be under no duty to do so), at such time or times as RFC in its sole discretion deems appropriate, whether or not such sale is, or is later determined not to have been, in your best interest, and in no event and under no circumstance shall RFC be liable to you for any amounts in excess of the Agreed Portion of any Kmart Receivable, unless and then only to the extent Net Additional Amounts are actually received by RFC with respect to such Kmart Receivable.



4. Notwithstanding the foregoing, RFC agrees that (i) you may at any time after the due date of any Kmart Receivable, upon two business days prior written notice to RFC, purchase all, but not less than all, of the then outstanding Kmart Receivables from us for cash in an amount equal to the Agreed Portion of Kmart Receivables; and (ii) if, at any time, RFC proposes to sell a claim with respect to a Kmart Receivable, it (a) only will sell such claim to an unrelated third party for cash, and (b) before effecting such sale, will offer to sell such claim to you on the same terms and conditions as such proposed sale (the "Third Party Terms"). In the event you receive such an offer from RFC pursuant to clause (b)of this paragraph 4, such offer is conditional upon you irrevocably agreeing in writing, within the time period specified by Republic Factors Corp. (which may be as little as 24 hours) to make such purchase on the Third Party Terms, but in no event shall the purchase price to you be in excess of any amount, payable by you in cash, equal to the Agreed Portion of such Kmart Receivable proposed to be sold to such third party, provided that you are ready, willing and able to effect such purchase within the time period specified by RFC (which also may be within such 24 hour period).



This letter supersedes and replaces any prior written or oral agreements regarding Kmart Receivables. Except as hereby modified and amended, all terms and provisions of the Factoring Agreement shall remain in full force and effect.



Please indicate your acceptance to the foregoing by signing and returning the enclosed copy of this letter.


Very truly yours,


REPUBLIC FACTORS CORP.


By: /s/ Jeffrey Kremberg
   -----------------------------


ACCEPTED AND AGREED


JENNA LANE, INC.
----------------


By: Mitchell Dobies
   -----------------------------

[Republic Factors Letterhead]

                                        I


                                                               February 15, 1996


Jenna Lane, Inc.
400 Perrine Road
Old Bridge, NJ  08857

                        Re:  Kmart Corporation ("Kmart")

Gentlemen:

         This will confirm that notwithstanding anything to the contrary contained in our Factoring Agreement, any Receivables assigned to us by you from Kmart for which we have assumed the credit risk with approvals commencing on 2/14/96, including but not limited to the attached listing of invoices ("Kmart Receivables"), are subject to the following additional terms and conditions, which by your signature below you agree shall apply to all Kmart Receivables:

1. Republic Factors Corp.'s ("RFC") obligations with respect to the risk of nonpayment of a Kmart Receivable due solely to the financial inability of Kmart to make a payment on the due date of the Kmart Receivable shall be limited to 60% of the net amount of any such Kmart Receivable date hereof (the "Agreed Portion") except as to Kmart receivables approved after 11/28/95 and prior to 2/14/96 the Agreed Portion shall be 75% and the remaining portion of such Kmart Receivable shall be treated as not approved by RFC and RFC shall purchase the remaining portion of such Kmart Receivable with full recourse to you. Each credit approval shall be automatically withdrawn in the event the terms of sale are changed without RFC's written approval or in the event the shipment of goods or rendition of services shall not be made or performed within fifteen (15) days from the completion date specified in the credit approval or within fifteen (15) days from the date of the credit approval, if no completion date is specified. RFC may in its sole discretion hold as a reserve the full amount of such remaining unapproved portion.

2. Any and all recoveries received in connection with or related to any Kmart Receivable (or any claim related thereto) shall be retained by and be for the account of RFC, except if and to the extent RFC has recovered in full the Agreed Portion of any Kmart Receivable plus any and all expenses incurred by RFC in connection with obtaining such Agreed Portion, including legal fees and expenses, any additional amounts net of any such additional expenses ("Net Additional Amounts") actually received by RFC shall be paid over to you promptly after RFC's receipt thereof.

3. Nothing contained herein, in our Factoring Agreement or otherwise, shall create any principal or agency relationship between you and RFC, or create any fiduciary relationship on the part of RFC as to any Kmart Receivable or otherwise, or imply or impose any duty upon RFC to take or refrain from taking any legal or other action with respect to any Kmart Receivable. RFC's present intention with respect to any "claim" in respect of Kmart Receivables, within the meaning of Section 101(5) of the United States Bankruptcy Code, should Kmart become a debtor under the United States Bankruptcy Code, is to sell such claim (although RFC shall be under no duty to do so), at such time or times as RFC in its sole discretion deems appropriate, whether or not such sale is, or is later determined not to have been, in your best interest, and in no event and under no circumstance shall RFC be liable to you for any amounts in excess of the Agreed Portion of any Kmart Receivable, unless and then only to the extent Net Additional Amounts are actually received by RFC with respect to such Kmart Receivable.

4. Notwithstanding the foregoing, RFC agrees that (i) you may at any time after the due date of any Kmart Receivable, upon two business days prior written notice to RFC, purchase all, but not less than all, of the then outstanding Kmart Receivables from us for cash in an amount equal to the Agreed Portion of Kmart Receivables; and (ii) if, at any time, RFC proposes to sell a claim with respect to a Kmart Receivable, it (a) only will sell such claim to an unrelated third party for cash, and (b) before effecting such sale, will offer to sell such claim to you on the same terms and conditions as such proposed sale (the "Third Party Terms"). In the event you receive such an offer from RFC pursuant to clause (b) of this paragraph 4, such offer is conditional upon you irrevocably agreeing in writing, within the time period specified by RFC (which may be as little as 24 hours) to make such purchase on the Third Party Terms, but in no event shall the purchase price to you be in excess of any amount, payable by you in cash, equal to the Agreed Portion of such Kmart Receivable proposed to be sold to such third party, provided that you are ready, willing and able to effect such purchase within the time period specified by RFC (which also may be within such 24 hour period).

         This letter supersedes and replaces any prior written or oral agreements regarding Kmart Receivables. Except as hereby modified and amended, all terms and provisions of the Factoring Agreement shall remain in full force and effect.

         Please indicate your acceptance to the foregoing by signing and returning the enclosed copy of this letter.

                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By:_______________________

ACCEPTED AND AGREED

JENNA LANE, INC.



By: /s/ Mitchell Dobies
   -----------------------------

[Republic Factors Letterhead]

                                       II




                                                      February 1, 1996


Jenna Lane, Inc.
4C)O Perrine Road
Old Bridge, NJ  08857

                        Re:  Kmart Corporation ("Kmart")

Gentlemen:

         This will confirm that notwithstanding anything to the contrary contained in our Factoring Agreement, any Receivables assigned to us by you from Kmart for which we have assumed the credit risk with approvals commencing on 11/28/95 including but not limited to the attached listing of invoices ("Kmart Receivables"), are subject to the following additional terms and conditions, which by your signature below you agree shall apply to all Kmart Receivables:

1. Republic Factors Corp.'s ("RFC") obligations with respect to the risk of nonpayment of a Kmart Receivable due solely to the financial inability of Kmart to make a payment on the due date of the Kmart Receivable shall be limited to 75% of the net amount of any such Kmart Receivable for all approvals given by RFC from 11/28/95 to the date hereof and 70% of such net amount for all approvals given on and after the date hereof (the "Agreed Portion") and the remaining portion of such Kmart Receivable shall be treated as not approved by RFC and RFC shall purchase the remaining portion of such Kmart Receivable with full recourse to you. Each credit approval shall be automatically withdrawn in the event the terms of sale are changed without RFC's written approval or in the event the shipment of goods or rendition of services shall not be made or performed within fifteen (15) days from the completion date specified in the credit approval or within fifteen (15) days from the date of the credit approval, if no completion date is specified. RFC may in its sole discretion hold as a reserve the full amount of such remaining unapproved portion.

2. Any and all recoveries received in connection with or related to any Kmart Receivable (or any claim related thereto) shall be retained by and be for the account of RFC, except if and to the extent RFC has recovered in full the Agreed Portion of

Page two


         any Kmart Receivable plus any and all expenses incurred by RFC in connection with obtaining such Agreed Portion, including legal fees and expenses, any additional amounts net of any such additional expenses ("Net Additional Amounts") actually received by RFC shall be paid over to you promptly after RFC's receipt thereof.

3. Nothing contained herein, in our Factoring Agreement or otherwise, shall create any principal or agency relationship between you and RFC, or create any fiduciary relationship on the part of RFC as to any Kmart Receivable or otherwise, or imply or impose any duty upon RFC to take or refrain from taking any legal or other action with respect to any Kmart Receivable. RFC's present intention with respect to any "claim" in respect of Kmart Receivables, within the meaning of Section 101(5) of the United States Bankruptcy Code, should Kmart become a debtor under the United States Bankruptcy Code, is to sell such claim (although RFC shall be under no duty to do so), at such time or times as RFC in its sole discretion deems appropriate, whether or not such sale is, or is later determined not to have been, in your best interest, and in no event and under no circumstance shall RFC be liable to you for any amounts in excess of the Agreed Portion of any Kmart Receivable, unless and then only to the extent Net Additional Amounts are actually received by RFC with respect to such Kmart Receivable.

4. Notwithstanding the foregoing, RFC agrees that (i) you may at any time after the due date of any Kmart Receivable, upon two business days prior written notice to RFC, purchase all, but not less than all, of the then outstanding Kmart Receivables from us for cash in an amount equal to the Agreed Portion of Kmart Receivables; and (ii) if, at any time, RFC proposes to sell a claim with respect to a Kmart Receivable, it (a) only will sell such claim to an unrelated third party for cash, and (b) before effecting such sale, will offer to sell such claim to you on the same terms and conditions as such proposed sale (the "Third Party Terms"). In the event you receive such an offer from RFC pursuant to clause (b) of this paragraph 4, such offer is conditional upon you irrevocably agreeing in writing, within the time period specified by RFC (which may be as little as 24 hours) to make such purchase on the Third Party Terms, but in no event shall the purchase price to you be in excess of any amount, payable by you in cash, equal to the Agreed Portion of such Kmart Receivable proposed to be sold to such third party, provided that you are ready, willing and able to effect such purchase within the time period specified by RFC (which also may be within such 24 hour period).

         This letter supersedes and replaces any prior written or oral agreements regarding Kmart Receivables. Except as hereby modified and amended, all terms and provisions of the Factoring Agreement shall remain in full force and effect.

         Please indicate your acceptance to the foregoing by signing and returning the enclosed copy of this letter.

                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By: /s/ Jeffrey Kremberg
                                                          ----------------------
                                                             Vice President

ACCEPTED AND AGREED

JENNA LANE, INC.



By: /s/ Mitchell Dobies
   ----------------------

[Republic Factors Letterhead]




                                                           December 20, 1995


Jenna Lane, Inc.
1407 Broadway
New York, NY  10018

Gentlemen:

Reference is made to the Factoring Agreement entered into between us as amended from time to time (the "Agreement").

As provided in paragraph 6.C. of the Agreement the additional Factoring Commission with respect to DIP Sales shall be two percent (2%) on sales terms of up to net 30 days with respect to the debtors in possession set forth on the attached Schedule "A".

We shall not be responsible for the credit risk in connection with DIP Sales unless the shipment is made within thirty days from the date that the credit approval has been communicated by us to you. In addition, notwithstanding any practice or procedure to the contrary with respect to credit approved sales in general, our maximum credit risk with respect to DIP Sales shall not exceed the actual amount approved by us as to credit.

                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By: /s/ Jeffrey Kremberg
                                                          ----------------------
                                                             Vice President

                                   Schedule A


         - Petrie Retail, Inc.

[REPUBLIC FACTORS LOGO]

December 20, 1995

Jenna Lane, Inc.
400 Perrine Road
Old Bridge, New Jersey 08857

RE: Kmart Corporation ("Kmart")

Gentlemen:

This will confirm that notwithstanding anything to the contrary contained in our Factoring Agreement, any Receivables assigned to us by you from Kmart for which we have assumed the credit risk with Approvals commencing on November 28, 1995 shall be subject to the following additional conditions and by your signature below you agree that these conditions shall apply to all such Receivables.

1. Republic Factors Corp.'s ("RFC") obligations with respect to the risk of nonpayment of a Receivable due to the financial inability of Kmart to make a payment on the due date of the Receivable shall be limited to 75% of the net amount of any such Receivable.

2. It is agreed that any and all recoveries received in connection with or related to any such Receivable or any claim related thereto shall be retained by RFC until such time as RFC has recovered the amount of any payments made to you together with any and all expenses incurred by RFC in connection therewith. After such recoveries any additional amounts shall be paid to you.

Except as hereby modified and amended, all terms and provisions of the Factoring Agreement shall remain in full force and effect.

Please indicate your acceptance to the foregoing by signing and returning the enclosed copy of this letter.

Very truly yours,

/s/ Jeffrey Kremberg V.P.
-------------------------
Jeffrey Kremberg

ACCEPTED AND AGREED

Jenna Lane, Inc.

By: /s/ Mitchell Dobies, President
--------------------------------------

[Republic Factors Letterhead]


                                                      October 19, 1995



Jenna Lane, Inc.
1407 Broadway
New York, NY 10018

Gentlemen:

Reference is made to the letter agreement entered into between us amending our factoring agreement with respect to "DIP Sales", as defined therein ("the Letter Agreement").

         In accordance with the terms of the Letter Agreement, we are hereby notifying you that the name Bradlee Stores, Inc. shall be added to Schedule "A" and any credit approved sales made by you to that company shall be subject to the Additional Commission.
                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By: /s/ Jeffrey Kremberg
                                                          ----------------------
                                                          Title: Vice President

[Republic Factors Letterhead]


                                                      June 27, 1995



Jenna Lane, Inc.
1407 Broadway
New York, NY  10018

Gentlemen:

Reference is made to the Factoring Agreement entered into between us as amended (the "Agreement").

This will confirm that Paragraph 6B of the Agreement, effective as of the date hereof is amended as follows:

The increased commission for sales in excess of your regular terms of sale shall only apply when such terms of sale exceed ninety days.

Except as herein specifically provided, no other changes in the terms and provisions of the Agreement are intended or implied.

Kindly acknowledge your agreement to the foregoing by signing and returning the enclosed copy of this letter.

                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By: /s/ Jeffrey Kremberg
                                                          ----------------------
                                                             Vice President

READ AND AGREED TO:

JENNA LANE, INC.


By: /s/ Mitchell Dobies
   ----------------------
     President

[Republic Factors Letterhead]




                                                      May 31, 1995



Jenna Lane, Inc.
1407 Broadway
New York, NY  10018

Gentlemen:

Reference is made to the Factoring Agreement entered into between us as amended from time to time (the "Agreement") including, without limitation, that certain letter agreement with reference to DIP Sales (the "The DIP Agreement").

You are hereby notified that effective immediately, in accordance with said DIP Agreement, The name:

-        Weiner Stores, Inc.


shall be deemed added to Schedule A of the DIP Agreement.

                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By: /s/ Jeffrey Kremberg
                                                          ----------------------
                                                          Title: Vice President

[Republic Factors Letterhead]




                                                       March 8, 1995


Jenna Lane, Inc.
1407 Broadway
New York, NY 10018

Gentlemen:

Reference is made to the Factoring Agreement entered into between us as amended from time to time (the "Agreement").

As provided in paragraph 6.C. of the Agreement the additional Factoring Commission with respect to DIP Sales shall be one percent (1%) on sales terms of up to net 30 days with respect to the debtors in possession set forth on the attached Schedule "A".

We shall not be responsible for the credit risk in connection with DIP Sales unless the shipment is made within thirty days from the date that the credit approval has been communicated by us to you. In addition, notwithstanding any practice or procedure to the contrary with respect to credit approved sales in general, our maximum credit risk with respect to DIP Sales shall not exceed the actual amount approved by us as to credit.

                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By: /s/ Jeffrey Kremberg
                                                          ----------------------
                                                             Vice President

                                   SCHEDULE A


McCrory's Stores

Leslie Fay

Piece Goods Shops, Inc.

Roses Stores Inc.

Woodward & Lothrop/John Wanamaker, Inc.

Bills Dollar Store

Merry-Go-Round Ent.

Jay Jacobs, Inc.

Solo Serve, Inc.

Gantos

[Republic Factors Letterhead]


                                                      March 24, 1995



Jenna Lane, Inc.
1407 Broadway
New York NY 10018



Gentlemen:

         Reference is made to the Factoring Agreement entered into between us as amended (the "Agreement").

         This will confirm that Paragraph 6.B. of the Agreement, effective as of the date hereof is amended as follows:

         l. The minimum factoring commission on each invoice shall be $3.50, provided, however, that no minimum per invoice commission shall apply to the following customers:

                             Pamida, Inc., Hills Dept. Stores,
                             Laneco, Inc., Wal Mart, Shopko,
                             Clover Stores, J, Byrons, Ann
                             Hope, Inc. and Variety
                             Wholesalers, Inc.

         2. The increased commission for sales in excess of your regular terms of sale shall only apply to Rainbow Shops, Petrie Stores and Montgomery Ward when such terms of sale exceed 120 days.

         Except as herein specifically provided, no other changes in the terms and provisions of the Agreement are intended or implied.

Jenna Lane, Inc.
March 24, 1995
Page 2


         Kindly acknowledge your agreement to the foregoing by signing and returning the enclosed copy of this letter.

                                                      Very truly yours,

                                                      REPUBLIC FACTORS CORP.


                                                      By: /s/ Jeffrey Kremberg
                                                          ----------------------
                                                             Vice President

READ AND AGREED TO:

JENNA LANE, INC.



By: /s/ Mitchell Dobies
   ----------------------
    President

[Republic Factors Letterhead]



                                                      May 1, 1995


Mr. Mitchell Dobies
Jenna Lane, Inc.
1407 Broadway
New York, NY  10018

Dear Mitchell:

         Enclosed please find executed copies of Jenna Lane documents for your files.

         If you have any questions please call.

                                                      Very truly yours,


                                                      /s/ Jeffrey Kremberg
                                                      --------------------------
                                                          Jeff Kremberg